                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                Uroplasty, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                           TO BE HELD AUGUST 10, 2000

                               2000 ANNUAL MEETING

                                 UROPLASTY, INC.
                              2718 Summer Street NE
                           Minneapolis, MN 55413-2820











TO THE SHAREHOLDERS OF UROPLASTY, INC.:

         You are cordially invited to attend our Annual Meeting of Shareholders to be held on August 10, 2000 at 4:00 PM (Minneapolis Time) at The Marquette Hotel, Windows on Minnesota, 50th floor of the IDS Tower, 710 Marquette Avenue, Minneapolis, Minnesota.

         The formal Notice of Meeting, Proxy Statement and Proxy are attached and the Company's Annual Report to Shareholders is enclosed. Even if you do not plan to attend the meeting, please sign, date and return the enclosed proxy as soon as possible in the envelope provided.

                                  Very truly yours,



                                  /s/ DANIEL G. HOLMAN
                                  --------------------
                                  Daniel G. Holman
                                  Chairman of the Board, President, and CEO


Minneapolis, Minnesota
July 10, 2000








        PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION AND TO ASSURE
                THAT A QUORUM WILL BE REPRESENTED AT THE MEETING.

                                 UROPLASTY, INC.
                              2718 Summer Street NE
                           Minneapolis, MN 55413-2820

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 10, 2000

                        ---------------------------------

To Our Shareholders:

         Notice is hereby given that the Uroplasty, Inc. Annual Meeting of Shareholders will be held on Thursday, August 10, 2000 at 4:00 PM (Minneapolis
Time) at The Marquette Hotel, Windows on Minnesota, 50th floor of the IDS Tower, 710 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

1. To fix the number of members of the Board of Directors for the ensuing year at three.

2. To elect Mr. Daniel G. Holman as Director to serve a term of three years until 2003.

3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The close of business on June 26, 2000 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments thereof.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ DONALD A. MAJOR
                                  -------------------
                                  Donald A. Major
                                  Corporate Secretary

Minneapolis, Minnesota
July 10, 2000





================================================================================

             YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.
            IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE
                 YOU ARE REPRESENTED AT THE MEETING BY MARKING,
                  SIGNING, DATING AND MAILING YOUR PROXY IN THE
                                 REPLY ENVELOPE.

                             [UROPLASTY, INC. LOGO]




                              2718 Summer Street NE
                           Minneapolis, MN 55413-2820

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 10, 2000
                         -------------------------------


                                  INTRODUCTION

         The Annual Meeting of Shareholders (hereinafter referred to as the "Annual Meeting") of Uroplasty, Inc. (hereinafter referred to as the "Company" or "Uroplasty") will be held on August 10, 2000 at 4:00 PM (Minneapolis Time) at The Marquette Hotel, Windows on Minnesota, 50th floor of the IDS Tower, 710 Marquette Avenue, Minneapolis, Minnesota, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies in person, in writing or by any form of telecommunication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of common stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

         The Company expects this proxy material will first be mailed to shareholders on or about July 10, 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.


                                VOTING OF SHARES

         Only holders of common stock of record at the close of business on June 26, 2000 will be entitled to vote at the Annual Meeting. On June 26, 2000 the Company had 5,985,071 shares of common stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

         The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of common stock entitled to vote at the meeting (2,992,535 shares) is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (that is, a card returned by a broker on behalf of its beneficial owner/customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

         The election of a nominee for director and any other proposals which may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter.


                                   PROPOSAL 1

                        FIX NUMBER OF DIRECTORS AT THREE

         The Bylaws of the Company provide that the Board of Directors shall consist of one or more members, as determined by the shareholders at a regular meeting. The Board of Directors recommends the shareholders fix the number of directors to comprise the Board of Directors for the ensuing year at three.


                                   PROPOSAL 2

                              ELECTION OF DIRECTOR

NOMINATION

         As permitted by Minnesota law, the Company's Articles of Incorporation require that the Board of Directors of the Company be divided into three classes, with each class containing as nearly as possible one-third of the total, and each class having a term of three years. The term of office of each class is staggered so that in any one year the term of only one class expires.

         The Board of Directors (hereinafter referred to as the "Board") has nominated the individual named below to serve as a director of the Company for the term of three years, until the annual meeting of the shareholders in the year in which his term expires or until his successor has been elected and qualified. The nominee is a member of the current Board.

         The Board recommends a vote FOR the election of the nominee listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominee named below. If the Board should learn that the nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence prior to the Annual Meeting, the proxies which otherwise would have been voted for the nominee will be voted for such substitute nominee as selected by the Board. The Board has no reason to believe the nominee will be unable to serve.

INFORMATION ABOUT THE NOMINEE

         The following information has been furnished to the Company as of June 26, 2000 by the person nominated by the Board to serve as director for the term stated.

          NAME OF NOMINEE                    AGE     PRINCIPAL OCCUPATION
          ---------------                    ---     --------------------
   Nominee to Serve in Office until 2003

         Daniel G. Holman(1)                  54     Chairman of the Board,
                                                     President, and CEO of the
                                                     Company

(1)Member of the Nominating Committee

         The business experience of Mr. Holman is as follows:

         Daniel G. Holman has served as Chairman of the Board, President and Chief Executive Officer of Uroplasty, Inc. since February 1994. Mr. Holman served Bioplasty, Inc. in varying executive management positions including President, Vice President, Chief Executive Officer, and Chairman of the Board between 1973 and 1997. Mr. Holman also served as Chairman of the Board and Chief Executive Officer of Bio-Vascular, Inc. from June 1988, to September 1991, as a director of Genetic Laboratories Wound Care, Inc. ("GLWC") from February 1988 until July 1993, and as Vice President of GLWC from February 1988 through November 1992.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         The business and affairs of the Company are managed by the Board, which met four times during the fiscal year ended March 31, 2000.

         The members of the Compensation Committee during fiscal 2000 were Messrs. Pitlor, Maxwell, and Gerwer. The function of the Compensation Committee is to set the compensation for officers and set the terms of and grants of awards under the Company's stock option plans and to act on other matters relating to compensation as it deems appropriate. The Compensation Committee met two times during fiscal 2000.

         The members of the Nominating Committee during fiscal 2000 were Messrs. Holman, Pitlor, Maxwell, and Gerwer. The function of the Nominating Committee is to consider and recommend to the Board nominees for election as director. The Nominating Committee met one time during fiscal 2000.

         The members of the Audit Committee during fiscal 2000 were Messrs. Pitlor and Maxwell. The function of the Audit Committee is to meet with the Company's independent auditors, review the scope and results of their audits, review the Company's responses to audit reports, and consider the adequacy of internal controls and the Company's response to new regulatory issues and accounting rules. The Audit Committee met one time during fiscal 2000.

         All of the Directors attended 100% of the aggregate meetings of the Board and all committees on which they served during fiscal 2000.

DIRECTOR COMPENSATION

         Mr. Pitlor receives $2,000 per month and Mr. Gerwer received $2,500 per month from April 1999 through November 1999 as consulting fees from the Company under month-to-month agreements. Additionally, non-employee board members receive $500 per board meeting attended. In addition, directors participate in the Company's stock option plan.

         Messrs. Pitlor and Maxwell each hold options to purchase 100,000 shares of common stock as of March 31, 2000. The exercise price of the options range from $0.50 to $2.50 per share.

                      PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                             OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of June 26, 2000, and including only those stock options which are exercisable at June 26, 2000 or become exercisable within 60 days thereafter, by (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company named in the Management Compensation table, and (iv) all directors and executive officers as a group:



      NAME AND ADDRESS OF                       NUMBER OF SHARES                   PERCENT OF
       BENEFICIAL OWNER                         BENEFICIALLY OWNED                   CLASS
Mindich Family Limited Liability Co.
ATTN:  Bruce P. Mindich
c/o Paddington Management Corporation
200 Route 17 North
Paramus, NJ  07652                                     650,000                        10.9%

Bruce P. Mindich
c/o Paddington Management Corporation
200 Route 17 North
Paramus, NJ  07652                                     450,000                         7.5%

Daniel G. Holman
2718 Summer Street NE
Minneapolis, MN  55413-2820                            299,981 (1)                     4.9%

Susan Hartjes Holman
2718 Summer Street NE
Minneapolis, MN 55413-2820                             122,203 (2)                     2.0%

Joel R. Pitlor
19 Chalk Street
Cambridge, MA  02139                                   185,000 (3)                     3.0%

R. Patrick Maxwell
2444 Byrnes Road
Minnetonka, MN  55305                                   85,307 (3)                     1.4%

Alex Gerwer
4717 Finchley Terrace
San Diego, CA 92130-1336                                53,800 (4)                     0.9%

Directors and Executive
Officers as a Group (9 persons)                        918,653 (5)(6)                 14.5%


(1) Includes 95,000 shares held under options to purchase Common Stock, which are exercisable at June 26, 2000 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) has not been reflected in these figures.

(2) Includes 50,000 shares held under options to purchase Common Stock, which are exercisable at June 26, 2000 or within 60 days thereafter. Beneficial ownership between Susan Hartjes Holman and Daniel G. Holman (husband and wife) has not been reflected in these figures.

(3) Includes 60,000 shares held under options to purchase Common Stock, which are exercisable at June 26, 2000 or within 60 days thereafter.

(4) Includes 40,000 shares held under options to purchase Common Stock, which are exercisable at June 26, 2000 or within 60 days thereafter.

(5) Includes 367,000 shares held under options to purchase Common Stock, which are exercisable at June 26, 2000 or within 60 days thereafter.

(6) To the Company's knowledge, the persons named have both voting and investment power over the shares listed.


                             MANAGEMENT COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth, in summary form, (1) the compensation paid for the years shown in the table to Daniel G. Holman, the Company's Chairman, President, and CEO and to Susan Hartjes Holman, the Company's Vice President of Operations & Regulatory Affairs; (2) the stock options and stock appreciation rights granted to such individuals for the years shown; and (3) long-term payouts and other compensation for the years shown:


                           Summary Compensation Table

                                                                                                     Long Term
                                                    Fiscal Year                                    Compensation(1)
                                               Annual Compensation                                     Awards
                                ---------------------------------------------------------------  ------------------
                                                                                      Other
           Name                                                                      Annual            Under-
           and                                                                       Compen-           lying
         Principal                                                                   sation           Options/
         Position                 Year           Salary($)         Bonus($)            ($)             SARs(#)
--------------------------      ---------------------------------------------------------------  ------------------
Daniel G. Holman,                 2000             179,945           17,255          23,294 (2)       90,000
President, CEO                    1999             171,089               --          34,140 (2)            0
                                  1998             161,919               --          25,632 (2)       70,000

Susan Hartjes Holman,             2000             123,745           11,275              --           75,000
Vice President                    1999             112,158               --              --                0
                                  1998             102,160            5,000              --           40,000


Total Compensation for All Executive Officers For Fiscal Year 2000:
(Six Persons)                         651,808

(1) There were no payouts under a "long-term incentive plan" (called "LTIP") for the years shown, nor was any other form of compensation paid or awarded.
(2) Reimbursement of expatriot living expenses in The Netherlands.

         Mr. Pitlor receives a $2,000 per month consulting fee from the Company under a month-to-month agreement. Mr. Gerwer received a $2,500 per month consulting fee from the Company for the months from April to November 1999. All non-employee Board members receive $500 per board meeting attended. In addition, directors participate in the Company's stock option plan.

OPTION/SAR GRANTS TABLE

                                             Number of           Percent of
                                            Securities            Total Op-
                                            Underlying           tions/SARS
                                             Options/            Granted to        Exercise or       Securities
                                               SARS             Employees in       Base Price        Expiration
                   Name                     Granted(1)           Fiscal Year        ($/Share)           Date
         ----------------------------------------------------------------------------------------------------------
         Daniel G. Holman,                    90,000                 16%              $2.50           12/09/04
         President, CEO

         Susan Hartjes Holman,                35,000                 6%               $2.50           12/07/04
         Vice President                       40,000                 7%               $2.32           02/10/05




(1) Options for 495,000 and 30,000 shares were granted to officers and directors during the fiscal year ended March 31, 2000 and 1999, respectively. All options granted in fiscal year 2000 are subject to three year annual vesting whereby one-third of the options granted become exercisable on each of the three one year anniversary dates of the date of grant as long as the optionee is an employee as of the vesting date.

         The Company adopted an Incentive Stock Option Plan in May 1995 (the "1995 Plan") which has been amended to provide for the granting of options to purchase one million shares of Common Stock. At March 31, 2000, there were 586,800 options outstanding under the 1995 Plan, and at March 31, 2000, options to purchase 260,300 shares remain grantable under the 1995 Plan.

         In April 1997 the Company's Board of Directors adopted, and in 1997 the Company's shareholders approved, the 1997 Stock Option Plan (the "1997 Plan") pursuant to which 500,000 shares of Common Stock were reserved. On July 29, 1999, and again on December 7, 1999, the Board of Directors approved amendments to the 1997 Plan, resulting in 800,000 shares reserved for under the 1997 Plan. At March 31, 2000, there were 451,600 options outstanding under the 1997 Plan, and at March 31, 2000, options to purchase 346,400 shares remain grantable under the 1997 Plan.

         Both plans require options be granted at exercise prices equal to or greater than the fair market value of the stock at the time of grant.

         In addition to the options outstanding pursuant to the 1995 Plan and the 1997 Plan, options to purchase 15,000 shares and warrants to purchase 150,000 shares of Common Stock of the Company remain outstanding at March 31, 2000.


AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE


                                                                Number of Securities           Value of Unexercised
                                                               Underlying Unexercised               In-the-Money
                        Shares                               Option/SARs at FY End (#)       Options/SARs at FY End ($)
                       Acquired        Value                ---------------------------      --------------------------
   Name               on Exercise    Realized ($)           Exercisable   Unexercisable      Exercisable  Unexercisable
   ----               -----------    ------------           -----------   -------------      -----------  -------------
Daniel G.                   --                --             95,000           90,000          $  143,750     $22,500
Holman, CEO

Susan Hartjes           15,000           $33,750             50,000           75,000          $   66,250     $25,950
Holman, V.P.


                              CERTAIN TRANSACTIONS

         The Company has a Royalty Agreement with three individuals (collectively the "Licensors"), namely Arthur A. Beisang, Robert A. Ersek, M.D., and Arthur A. Beisang III, M.D. Mr. Beisang and Dr. Ersek are former officers and directors of the Company. Under the terms of such Royalty Agreement, the Company is obligated until 2010 to pay the Licensors 3% to 5% of net sales of Macroplastique. The aggregate amount of royalty expense recognized by the Company pursuant to such Royalty Agreement during each of the past three fiscal years was as follows:


        Fiscal Year ended 3/31/00      Uroplasty, Inc.      $    196,991

        Fiscal Year ended 3/31/99      Uroplasty, Inc.      $    195,355

        Fiscal Year ended 3/31/98      Uroplasty, Inc.      $    147,860

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the period ended March 31, 2000 and on any written representation by any of such persons, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.


                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of shareholders intended to be presented in the Company's proxy materials relating to its 2001 Annual Meeting must be received by the Company at its principal executive offices not less than 120 calendar days prior to July 10, 2001.


                                  MISCELLANEOUS

OTHER MATTERS

         The management of the Company does not intend to present other items of business and knows of no items of business which are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

         The Company's Annual Report to Shareholders for its fiscal year ended March 31, 2000 (including audited financial statements) accompanies this Proxy Statement.

FORWARD LOOKING STATEMENTS

         The Company may from time to time, in an attempt to provide assistance in understanding its anticipated future financial performance, make written or oral "forward-looking statements" such as may be contained in its Annual Report to Shareholders, and elsewhere. "Forward-looking statements" are, however, by their very nature, subject to known and unknown risks and uncertainties relating to the Company's future performance that may cause the actual results, performance or achievements of the Company, or the industry, to differ materially from those expressed or implied in any such "forward-looking statements".

         Investors are cautioned that any "forward-looking statements" made by the Company here or elsewhere are qualified by and subject to the warnings and cautionary statements contained above and in the "Factors Affecting the Business" and "Forward Looking Statements" sections of its Annual Report on Form 10-KSB to the SEC for the year ended March 31, 2000.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP (hereinafter referred to as "KPMG") served as the Company's independent auditor during fiscal years 1996, 1997, 1998, 1999, and 2000. A representative of KPMG is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if so desired.

FORM 10K-SB

         The Company will furnish without charge a copy of its Annual Report on Form 10-KSB (including financial statements but not exhibits) for its fiscal year ended March 31, 2000 to each person who was a shareholder of the Company as of June 26, 1999, upon receipt from any such person of a written request for such an Annual Report. Such request should be sent to the Company at: 2718 Summer Street NE, Minneapolis, Minnesota 55413-2820; ATTN: Shareholder Information.


                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  /s/ DONALD A. MAJOR
                                  -------------------
                                  Donald A. Major
                                  Corporate Secretary

Minneapolis, Minnesota
July 10, 2000

                                 UROPLASTY, INC.

                ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 10, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel G. Holman and Donald A. Major and each of them as Proxies with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Uroplasty, Inc. held of record by the undersigned as of June 26, 2000 at the Annual Meeting of Shareholders to be held on August 10, 2000 or any adjournment thereof, and hereby revokes all Proxies previously granted with respect to such meeting.

     1. FIX NUMBER OF DIRECTORS AT THREE: To set the number of directors for the ensuing year at three.

                   FOR                   AGAINST                ABSTAIN
              ---                   ---                     ---

     2. ELECTION OF DIRECTOR: To elect Daniel G. Holman as a Director to a term expiring in 2003.

                   FOR nominee           WITHHOLD AUTHORITY to vote for nominee
              ---                   ---

     3. DISCRETIONARY AUTHORITY: The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, IN FAVOR OF THE ELECTION OF THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                      , 2000
      ---------------------


-------------------------------------------------
Signature


-------------------------------------------------
Signature (if held jointly)


               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.